UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 26, 2010
The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way
Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On March 26, 2010, The Medicines Company (the “Company”) announced that it filed a complaint against the U.S. Patent and Trademark Office (“PTO”), the U.S. Food and Drug Administration and the U.S. Department of Health and Human Services seeking to set aside the PTO’s denial last week of the Company’s Hatch-Waxman application to extend the principal U.S. patent covering Angiomax. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

99.1	Press release dated March 26, 2010 entitled “The Medicines Company Files Follow Up PTO Lawsuit”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY
Date: March 26, 2010	By:	/s/ Paul M. Antinori
Paul M. Antinori
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 26, 2010 entitled “The Medicines Company Files Follow Up PTO Lawsuit”